Contact:
For immediate release	Mitchell Brown
March 7, 2005	610.818.6563

KRAMONT ANNOUNCES COMMENCEMENT OF PROXY STATEMENT MAILING
—Special Meeting of Shareholders to be Held April 14, 2005—

     Plymouth Meeting, Penn. March 7, 2005—Kramont Realty Trust (NYSE:KRT) announced that it began mailing the Proxy Statement in connection with its previously announced proposed merger into an affiliate of Melbourne, Australia-based Centro Properties Limited (ASX: CNP), CWAR OP Merger Sub III Trust. The Definitive Proxy Statement was filed with the Securities and Exchange Commission and the mailing commenced on Friday, March 4, 2005. The document is available from Kramont’s web-site (www.kramont.com).

     The Special Meeting of Kramont’s Shareholders will be held Thursday, April 14, 2005 at 10:00 a.m. (Eastern Standard Time) at The Rittenhouse Hotel in Philadelphia. At this meeting, the shareholders will consider and vote on the proposed merger. If approved, the companies anticipate completing the merger as soon as practicable.

About Kramont

     Kramont Realty Trust is a self-administered, self-managed equity real estate investment trust specializing in neighborhood and community shopping center acquisitions, leasing, development and management. The company owns, operates, manages and has under development 92 properties encompassing nearly 12.5 million square feet of leasable space in 16 states. Nearly 80 percent of Kramont’s centers are grocery, drug or value retail anchored. For more information, please visit www.kramont.com.

     This communication is not a solicitation of a proxy or consent from any security holder of Kramont Realty Trust. Kramont has filed with the Securities and Exchange Commission a proxy statement and other relevant documents concerning the planned merger involving Kramont and CWAR OP Merger Sub III Trust. Kramont began mailing the proxy statement to its shareholders on March 4, 2005. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors are able to obtain the documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC will be available free of charge from Kramont Realty Trust, Investor Relations, 580 West Germantown Pike, Suite 200, Plymouth Meeting, PA 19462.

     The respective directors and executive officers of Kramont and other persons may be deemed to be participants in the solicitation of proxies or consents in respect of the proposed merger. Information regarding Kramont’s directors and executive officers is available in its proxy statement filed with the SEC by Kramont on March 4, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant material filed with the SEC.

Safe Harbor Statement

     Certain statements contained in this press release that are not related to historical results are forward-looking statements, such as anticipated meeting and transaction times. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the proposed merger and Kramont’s business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of Kramont’s substantial debt obligations; the risk that Kramont may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in Kramont’s Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in Kramont’s Form 10-K and in other reports Kramont filed with the Securities and Exchange Commission.

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